UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2016

DIVALL INSURED INCOME PROPERTIES 2, L.P.

(Exact name of registrant as specified in its charter)

Wisconsin	000-17686	39-1606834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 Main Street, Suite 1830

Kansas City, MO 64105

(Address of principal executive offices)

816-421-7774

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

The information being furnished pursuant to this Item 7.01 in this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section. Such information may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), if such subsequent filing specifically references this Current Report on Form 8-K. In addition, the furnishing of information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Partnership that the information is material or complete.

On December 14, 2016, DiVall Insured Income Properties 2, L.P. (the “Partnership”) received notice of an unsolicited mini-tender offer from Peachtree Partners (“Peachtree”) to purchase units of the Partnership (the “Units”) from limited partners of the Partnership (the “Limited Partners”) at a price of $340.00 per Unit, less transfer fees of $100 per investor and less any distributions paid after November 25, 2016. The Partnership expresses no opinion and is remaining neutral towards Peachtree’s tender offer. The Partnership has drafted a letter to the Limited Partners dated December 15, 2016 providing further information regarding the tender offer by Peachtree.

A copy of the letter to the Limited Partners dated December 15, 2016 is attached to this Current Report on Form 8-K as Exhibit 99.1, which is incorporated herein by this reference.

A copy of the letter to the Limited Partners is also posted on the Partnership’s website, which can be accessed at http://www.divallproperties.com/newsletter.php.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Letter to Limited Partners.

Forward-Looking Statements

This Current Report on Form 8-K and the information contained in Exhibit 99.1 incorporated herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements include statements describing the objectives, projections, estimates or future predictions of the Partnership’s operations. These statements may be identified by the use of forward-looking terminology such as “anticipates,” “believes,” “could,” “estimate,” “expect,” “will,” or other variations on these terms. The Partnership cautions that by their nature forward-looking statements involve risk or uncertainty and that actual results may differ materially from those expressed in any forward-looking statements as a result of such risks and uncertainties, including but not limited to: changes in general economic conditions, changes in commercial real estate conditions and markets, inability of current tenants to meet financial obligations, inability to obtain new tenants upon the expiration of existing leases, and the potential need to fund tenant improvements or other capital expenditures out of operating cash flow.

All forward-looking statements contained in Exhibit 99.1 incorporated herein are expressly qualified in their entirety by this cautionary notice. The reader should not place undue reliance on such forward-looking statements, since the statements speak only as of the date that they are made and the Partnership has no obligation and does not undertake any obligation to publicly update, revise or correct any forward-looking statement for any reason.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DiVall Insured Income Properties 2, L.P.

	By:	The Provo Group, Inc., General Partner

Date: December 15, 2016	By:	/s/ Bruce A. Provo
Bruce A. Provo, President, Chief Executive
Officer and Chief Financial Officer

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